================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Smith Barney Multiple Discipline Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices)  (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

================================================================================

ITEM 1.   REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE TRUST

                      ANNUAL REPORT  |  DECEMBER 31, 2003


           Multiple Discipline Portfolio -- All Cap Growth and Value
          Multiple Discipline Portfolio -- Large Cap Growth and Value
        Multiple Discipline Portfolio -- Global All Cap Growth and Value
       Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

[LOGO]
                                  Smith Barney
                                  Mutual Funds

                 Your Serious Money. Professionally Managed./R/

 Your Serious Money. Professionally Managed./R/ is a registered service mark of
                         Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE

Letter from the Chairman..............................................  1
Multiple Discipline Portfolio -- All Cap Growth and Value
    Manager Overview .................................................  4
    Fund Performance..................................................  6
Multiple Discipline Portfolio -- Large Cap Growth and Value
    Manager Overview..................................................  7
    Fund Performance..................................................  9
Multiple Discipline Portfolio -- Global All Cap Growth and Value
    Manager Overview.................................................. 10
    Fund Performance.................................................. 12
Multiple Discipline Portfolio -- Balanced All Cap Growth and Value
    Manager Overview.................................................. 13
    Fund Performance.................................................. 16
Schedules of Investments.............................................. 17
Statements of Assets and Liabilities.................................. 35
Statements of Operations.............................................. 36
Statements of Changes in Net Assets................................... 37
Notes to Financial Statements......................................... 39
Financial Highlights.................................................. 43
Independent Auditors' Report.......................................... 47
Additional Information................................................ 48
Tax Information....................................................... 51

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Last year, U.S. equity investors responded favorably to continued signs of economic growth, and strong corporate profits. As the year began, investor expectations were relatively low, as many investors seemed to have focused on the dual concerns of domestic security and the potential conflict in Iraq, both of which held down consumer sentiment and in turn, the willingness to own equities.

Two important determinants in the valuation of growth stocks have been interest rates and the trajectory of earnings. The Fed's low interest rate policy helped to jump-start -- and continued to fuel -- the economic recovery. As a result, borrowing costs have been kept down, validating higher multiples for equities as well as signaling the beginning of a real increase in corporate spending. Many of the companies held by the funds took advantage of the low interest rate environment to strengthen their balance sheets by refinancing debt or by borrowing when it made financial sense.
The funds' performance was driven, in general, by many companies' experiencing better corporate earnings than expected. Earnings generally bottomed in the third quarter of 2002, and have improved sequentially since then. Please see the table on the next page for the funds' performance.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Special Shareholder Notice
On December 3, 2003, the Trust's Board of Trustees approved a change in the performance benchmarks of each of the following funds from the S&P 500 Index, effective January 2, 2004, to the following:
    . All Cap Portfolio -- Russell 3000 Index
    . Large Cap Portfolio -- Russell 1000 Index
    . Global Portfolio -- Russell 3000 Index; MSCI EAFE Index and MSCI World
      Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Management believes these benchmark indices more accurately reflect the universe of stocks available to the funds for investment.

         1 Smith Barney Multiple Discipline Trust | 2003 Annual Report

                           PERFORMANCE OF THE FUNDS
                            AS OF DECEMBER 31, 2003

                                                           6 Months 12 Months
Multiple Discipline Portfolio - All Cap Growth and Value    15.50%    31.44%
S&P 500 Index                                               15.14%    28.67%
Russell 3000 Index                                          16.28%    31.06%
Lipper Multi-Cap Core Variable Funds Category Average       15.82%    31.84%

Multiple Discipline Portfolio - Large Cap Growth and Value  14.20%    29.00%
S&P 500 Index                                               15.14%    28.67%
Russell 1000 Index                                          15.63%    29.89%
Lipper Large-Cap Core Variable Funds Category Average       13.96%    26.42%

Multiple Discipline Portfolio - Global All Cap
  Growth and Value                                          15.39%    31.55%
S&P 500 Index                                               15.14%    28.67%
Russell 3000 Index                                          16.28%    31.06%
MSCI EAFE Index                                             26.59%    38.59%
MSCI World Index                                            19.79%    33.11%
Lipper Large-Cap Core Variable Funds Category Average       13.96%    26.42%

Multiple Discipline Portfolio - Balanced All Cap
  Growth and Value                                          10.58%    21.93%
Russell 1000 Index                                          15.63%    29.89%
Russell 3000 Growth Index                                   15.41%    30.97%
Russell 3000 Value Index                                    17.18%    31.14%
Lehman Brothers Intermediate Treasury Bond Index            -0.28%     2.11%
S&P 500 Index                                               15.14%    28.67%
Lipper Balanced Variable Funds Category Average              9.27%    18.93%

  All figures represent past performance and are not a guarantee of future results. The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds.

  All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury bonds with maturities between one and ten years. Please note that an investor cannot invest directly in an index.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 124 funds for the six-month period and among the 121 funds for the 12-month period in the multi-cap core variable funds category. Returns were calculated among the 230 funds for the six-month period and among the 224 funds for the 12-month period in the large-cap core variable funds category. Returns were calculated among the 86 funds for the six-month period and among the 84 funds for the 12-month period in the balanced variable funds category.


         2 Smith Barney Multiple Discipline Trust | 2003 Annual Report

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

        3 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

            MULTIPLE DISCIPLINE PORTFOLIO -- ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

                                    [CHART]

All Cap Growth   50%
All Cap Value    50%

The Target Asset Allocation set forth above represents an approximate mix of investments for the All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- All Cap Growth and Value seeks long-term growth of capital and invests primarily in equity securities within all market capitalization ranges. The All Cap Growth segment seeks to combine the long-term growth potential of small-to-medium size companies with the relative stability of high quality large company growth stocks. The All Cap Value segment seeks to structure high quality portfolios by investing in large-, medium- and small company stocks whose market prices are attractive in relation to their business fundamentals.

                             Performance Update/1/

During its fiscal year ended December 31, 2003, the fund returned 31.44%. In comparison, the fund outperformed both its old unmanaged benchmark, the S&P 500 Index,/i/ and its new unmanaged benchmark, the Russell 3000 Index,/ii/ which returned 28.67% and 31.06%, respectively, for the same period. The fund underperformed its Lipper multi-cap core variable funds category average, which was 31.84% for the same period./2/

                        What Affected Fund Performance

For the period, our investment strategies remained unchanged. Our focus is on owning those companies that we believe demonstrate sustainable solid earnings and cash flow growth. For the period, all sectors of the fund posted positive returns. Leading sectors included information technology, biotechnology, materials and consumer discretionary; lagging sectors included utilities, consumer staples and healthcare -- specifically large cap pharmaceuticals.

For the period, information technology stocks contributed positively to returns as semiconductor chip makers Intel Corp. and Texas Instruments Inc. recovered sharply in 2003 as business technology spending improved. Biotechnology companies such as Genentech, Inc. also contributed positively to returns, as they continued to benefit from stronger pipeline development, increased earnings growth, and from changes made to the regulatory approval process.

For the period, investments that detracted from the performance included pharmaceutical stocks, such as Merck & Co. Inc. and Schering-Plough Corp. This group lagged the market by a wide margin over the period as regulatory and legislative concerns pressured the sector for much of 2003. The earnings growth potential of maturing product lines continued to weigh on the valuation of

/1/The fund's performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 121 funds in the multi-cap core variable funds category including the reinvestment of dividends and capital gains, if any.



         4 Smith Barney Multiple Discipline Trust | 2003 Annual Report pharmaceutical stocks. During the period, we continued to add to the fund's healthcare position as our long-term outlook for both sectors, as well as for dividend-yielding stocks remains attractive. However, the biggest single detractor from fund performance for the period was a consumer discretionary stock, Eastman Kodak Co., the film and photography equipment producer.

We continue to believe that global insurance and telecommunication sectors, despite their underperformance in the fund in 2003, were appropriate investments for the fund. We maintained the fund's position in American International Group, Inc. ("AIG"), and have added to its position in Verizon Communications Inc. in recent months. AIG underperformed, as multiple macroeconomic concerns cast a shadow over the insurance sector for much of 2003. However, we believe that the operating environment for AIG continued to improve with a stronger economy, and improved fundamentals for AIG from increases in casualty insurance prices as well as continued improvement in air travel.

Thank you for your investment in the Smith Barney Multiple Discipline Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,
        /s/ Roger Paradiso             /s/ Kirstin Mobyed
        Roger Paradiso                 Kirstin Mobyed
        Coordinating Portfolio Manager Co-Coordinating Portfolio Manager

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. The fund's top ten holdings as of this date were: Intel Corp. (2.74%); American International Group, Inc. (2.49%); Texas Instruments Inc. (2.43%); Pfizer Inc. (2.42%); Merck & Co. Inc. (2.16%); Comcast Corp. (1.98%);
Liberty Media Corp. (1.95%); The Walt Disney Co. (1.89%); PepsiCo, Inc. (1.77%); The Coca-Cola Co. (1.49%). Please refer to pages 17 through 20 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. The fund invests in small and medium capitalization companies that may involve a higher degree of risk and volatility than investments in larger, more established companies. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Russell 3000 Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

         5 Smith Barney Multiple Discipline Trust | 2003 Annual Report

           MULTIPLE DISCIPLINE PORTFOLIO -- ALL CAP GROWTH AND VALUE

 HISTORICAL PERFORMANCE (UNAUDITED)




Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio -- All Cap Growth and Value
vs. S&P 500 Index and Russell 3000 Index+
--------------------------------------------------------------------------------

                         October 2002 -- December 2003

                                    [CHART]

              Multiple Discipline
              Portfolio -- All Cap      S&P 500      Russell
  Date           Growth and Value       Index++    3000 Index++
--------      --------------------      -------    ------------
Oct 1, 2002          $10,000            $10,000       $10,000
Dec 2002              10,650             10,843        10,802
Mar 2003              10,530             10,501        10,474
Jun 2003              12,120             12,118        12,175
Sep 2003              12,603             12,439        12,592
Dec 31, 2003          13,999             13,953        14,157


+ Hypothetical illustration of $10,000 invested in shares of the Multiple
  Discipline Portfolio -- All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

++ It is the opinion of the management that the Russell 3000 Index more accurately reflects the current composition of the Multiple Discipline Portfolio -- All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 3000 Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 12/31/03        31.44%
-----------------------------------------
10/1/02* through 12/31/03           30.90
-----------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

10/1/02* through 12/31/03           39.99%
-----------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Commencement of operations.

        6 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

          MULTIPLE DISCIPLINE PORTFOLIO -- LARGE CAP GROWTH AND VALUE

                            Target Asset Allocation

         [CHART]

Large Cap Growth   50%
Large Cap Value    50%

The Target Asset Allocation set forth above represents an approximate mix of investments for the Large Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- Large Cap Growth and Value seeks long term growth of capital and invests at least 80% of net assets in equity securities of companies with large market capitalizations -- those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Growth segment seeks to invest in growth stocks with consistent, long-term operating histories. The Large Cap Value segment seeks to invest in established, undervalued companies, which look to be experiencing a fundamental, positive change that is not reflected in the stock price.

                             Performance Update/1/

During its fiscal year ended December 31, 2003, the fund returned 29.00%. In comparison, the fund outperformed its old unmanaged benchmark, the S&P 500 Index,/i/ but underperformed its new unmanaged benchmark, the Russell 1000 Index,/ii/ which returned 28.67% and 29.89%, respectively, for the same period. The fund outperformed its Lipper large-cap core variable funds category average, which was 26.42% for the same period./2/

                        What Affected Fund Performance

For the period, all sectors of the fund posted positive returns. Leading sectors included information technology, biotechnology, materials and industrials; lagging sectors included utilities, consumer staples and healthcare, specifically large-cap pharmaceuticals.

Information technology stocks such as semiconductor chip makers Intel Corp. and Texas Instruments Inc. recovered sharply in 2003 as business technology spending improved, and both holdings contributed positively to fund performance for the period. Biotechnology stocks, including Genentech, Inc., also contributed positively to returns. Biotechnology companies such as Genentech continued to benefit from stronger pipeline development, increased earnings growth and improvements implemented to the regulatory approval process.

For the period, investments that detracted from fund performance included large-cap pharmaceutical stocks, such as Merck & Co. Inc. and Schering-Plough Corp. This group lagged the market by a wide margin over the last year, as regulatory and legislative concerns pressured the sector for much of the year. The earnings growth potential of maturing product lines continued to weigh on the

/1/The fund's performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 224 funds in the large-cap core variable funds category including the reinvestment of dividends and capital gains, if any.


         7 Smith Barney Multiple Discipline Trust | 2003 Annual Report valuation of many companies in the pharmaceutical sector. The biggest detractor from fund performance for the period was telecommunications giant AT&T Corp.

During the period, we continued to add to several of the fund's healthcare positions. We also continued to believe that the global insurance sector, despite underperformance in stocks such as American International Group, Inc. ("AIG"), might recover soon. Multiple macroeconomic concerns pressured the global insurance sector for much of 2003. Its operating environment continued to improve, along with stronger economic growth and continued increases in casualty insurance prices. During the year we continued to add to the fund's position in AIG. An additional stock that underperformed in 2003 that the fund continued to own is grocery retailer Safeway Inc. The stock's weakness over the past few months has been due, in part, to labor strikes and competitive pricing pressures. We continued to like the stock and have added to the fund's existing position. We believe that Safeway's valuation is attractive, and that its cash flow is strong. As the economy improves, we believe Safeway and other food retailers should benefit. We are also beginning to see some modest food inflation, which should help boost top-line growth. Given our favorable view of the economy, we have increased cyclical exposure in the portfolio. We also continued to focus on what we believe are high-quality stocks that lagged in 2003, which led us to increase the fund's weighting in the consumer staples and healthcare sectors, particularly the pharmaceutical stocks.

Thank you for your investment in the Smith Barney Multiple Discipline Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

        /s/ Roger Paradiso             /s/ Kirstin Mobyed
        Roger Paradiso                 Kirstin Mobyed
        Coordinating Portfolio Manager Co-Coordinating Portfolio Manager

January 14, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. The fund's top ten holdings as of this date were: American International Group, Inc. (4.05%); Pfizer Inc. (3.94%); Intel Corp. (3.11%); Amgen Inc. (2.81%); Johnson & Johnson (2.77%); Merrill Lynch & Co., Inc. (2.64%); Texas Instruments Inc. (2.53%); The Coca-Cola Co. (2.52%); The Home Depot, Inc. (2.51%); Berkshire Hathaway Inc., Class B Shares (2.47%). Please refer to pages 21 through 24 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

         8 Smith Barney Multiple Discipline Trust | 2003 Annual Report

          MULTIPLE DISCIPLINE PORTFOLIO -- LARGE CAP GROWTH AND VALUE

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio -- Large Cap Growth and Value vs. S&P 500 Index and Russell 1000 Index+

--------------------------------------------------------------------------------

                         October 2002 -- December 2003

                                    [CHART]

                 Multiple Discipline
                Portfolio -- Large Cap       S&P 500            Russell
 Date              Growth and Value           Index++         1000 Index++
--------           ----------------           -------         ------------
Oct 1, 2002             $10,000               $10,000           $10,000
Dec 2002                 10,730                10,843            10,816
Mar 2003                 10,450                10,501            10,498
Jun 2003                 12,120                12,118            12,150
Sep 2003                 12,454                12,439            12,515
Dec 31, 2003             13,841                13,953            14,049


+ Hypothetical illustration of $10,000 invested in shares of the Multiple
  Discipline Portfolio -- Large Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

++ It is the opinion of the management that the Russell 1000 Index more accurately reflects the current composition of the Multiple Discipline Portfolio -- Large Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 1000 Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 12/31/03        29.00%
-----------------------------------------
10/1/02* through 12/31/03           29.72
-----------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

10/1/02* through 12/31/03           38.41%
-----------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Commencement of operations.

        9 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

        MULTIPLE DISCIPLINE PORTFOLIO -- GLOBAL ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

               [CHART]

Large Cap Value                30%
Large Cap Growth               30%
Multi-Cap Growth               20%
International ADR              20%


The Target Asset Allocation set forth above represents an approximate mix of investments for the Global All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

                              Investment Strategy

The Multiple Discipline Portfolio -- Global All Cap Growth and Value seeks long-term growth of capital and invests primarily in equity securities across a broad range of management disciplines, seeking to optimize results and reduce volatility. The fund seeks to reduce company-specific risk by minimizing overlap of securities across equity styles and to reduce industry specific risk by minimizing overlap concentration in a particular industry group across equity styles.

                             Performance Update/1/

During its fiscal year ended December 31, 2003, the fund returned 31.55%. In comparison, the fund outperformed its old unmanaged benchmark, the S&P 500 Index/i/ and one of its three new unmanaged benchmarks, the Russell 3000 Index,/ii/ which returned 28.67% and 31.06%, respectively, for the same period, but underperformed its other two unmanaged benchmarks, the MSCI EAFE Index/iii/ and the MSCI World Index,/iv/ which returned 38.59% and 33.11%, respectively, for the same period. The fund outperformed its Lipper large-cap core variable funds category average, which was 26.42% for the same period./2/

                        What Affected Fund Performance

The fourth quarter of 2003 was a positive one for the equities markets in general, helping to make 2003 a strong year. Signs of global economic recovery, uncertain six months ago, appeared increasingly evident during the last three months of 2003. During the period, U.S. equity investors responded favorably to continued signs of economic growth and strong corporate profits. For the period, all sectors of the fund posted positive returns. Leading sectors included information technology, biotechnology, materials and industrials; lagging sectors included utilities, consumer staples and healthcare -- specifically large cap pharmaceuticals.

Information technology stocks such as semiconductor chip makers Intel Corp. and Texas Instruments Inc. recovered sharply in 2003 as business technology spending improved. Biotechnology stocks, including Genentech, Inc., also contributed positively to returns. Biotechnology companies such as Genentech continued to benefit from stronger pipeline development, increased earnings growth and improvements implemented to the regulatory approval process.

For the period, investments that detracted from the performance included large-cap pharmaceutical stocks, including Merck & Co. Inc. and Schering-Plough Corp. This group lagged the market by a wide margin over the last year, as regulatory and

/1/The fund's performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 224 funds in the large-cap core variable funds category including the reinvestment of dividends and capital gains, if any.


        10 Smith Barney Multiple Discipline Trust | 2003 Annual Report legislative concerns pressured the sector for much of the year. The earnings growth potential of maturing product lines continued to weigh on the valuation of many companies in the pharmaceutical sector. The biggest detractor from fund performance for the period was the leading consumer electronics producer Sony Corp. in the consumer discretionary sector.

During the period, we continued to add to the fund's healthcare position, as our long-term outlook for the sector remained attractive. The global insurance sector, despite underperformance in stocks such as American International Group, Inc. ("AIG") and Allianz AG Holding, continued to hold our interest. Multiple macroeconomic concerns weighed on the global insurance sector for much of 2003. However, we believe that the operating environment for the insurance industry continued to improve along with stronger economic growth and additional increases in casualty insurance prices. We maintained the fund's position in AIG but sold Allianz.

Thank you for your investment in the Smith Barney Multiple Discipline Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


        /s/ Roger Paradiso             /s/ Kirstin Mobyed
        Roger Paradiso                 Kirstin Mobyed
        Coordinating Portfolio Manager Co-Coordinating Portfolio Manager

        January 14, 2004




The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. The fund's top ten holdings as of this date were: Pfizer Inc. (2.38%); American International Group, Inc. (2.33%); Intel Corp. (1.80%); Amgen Inc. (1.67%); Johnson & Johnson (1.62%); Liberty Media Corp. (1.57%); Merrill Lynch & Co., Inc. (1.57%); Texas Instruments Inc. (1.49%); The Home Depot, Inc. (1.49%); Berkshire Hathaway Inc. (1.49%). Please refer to pages 25 through 29 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. The fund invests in small and medium capitalization companies that may involve a higher degree of risk and volatility than investments in larger, more established companies. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Russell 3000 Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
/iii/The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
/iv/The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Please note that an investor cannot invest directly in an index.

        11 Smith Barney Multiple Discipline Trust | 2003 Annual Report

        MULTIPLE DISCIPLINE PORTFOLIO -- GLOBAL ALL CAP GROWTH AND VALUE

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio -- Global All Cap Growth and Value vs. S&P 500 Index, Russell 3000 Index, MSCI EAFE Index and MSCI World Index+

--------------------------------------------------------------------------------

                         October 2002 -- December 2003

                                    [CHART]

                  Multiple
                 Discipline
                Portfolio --
                 Global All                                              MSCI
                 Cap Growth     S&P 500     Russell     MSCI EAFE       World
  Date            and Value     Index++   3000 Index++   Index++       Index++
--------       --------------   -------   ------------   -------      ---------
Oct 1, 2002       $10,000       $10,000     $10,000      $10,000       $10,000
Dec 2002           10,780        10,843      10,802       10,645        10,764
Mar 2003           10,400        10,501      10,474        9,771        10,219
Jun 2003           12,290        12,118      12,175       11,654        11,961
Sep 2003           12,689        12,439      12,592       12,601        12,540
Dec 31, 2003       14,181        13,953      14,157       14,754        14,328


+ Hypothetical illustration of $10,000 invested in shares of the Multiple
  Discipline Portfolio -- Global All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

++ It is the opinion of the management that the Russell 3000 Index, MSCI EAFE
   Index and MSCI World Index more accurately reflect the current composition of the Multiple Discipline Portfolio -- Global All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 3000 Index, MSCI EAFE Index and MSCI World Index will be used as the bases of comparison of total return performance rather than the S&P 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 12/31/03        31.55%
-----------------------------------------
10/1/02* through 12/31/03           32.26
-----------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

10/1/02* through 12/31/03           41.81%
-----------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Commencement of operations.

        12 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

      MULTIPLE DISCIPLINE PORTFOLIO -- BALANCED ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

               [CHART]

All Cap Growth                      35%
All Cap Value                       35%
Government Securities Management    30%


The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- Balanced All Cap Growth and Value seeks a balance between long-term growth of capital and principal preservation and invests in a mix of equity securities within all market capitalization ranges and fixed-income securities in the short- to intermediate-average maturity ranges to help reduce market volatility.

                             Performance Update/1/

During its fiscal year ended December 31, 2003, the fund returned 21.93%. In comparison, the fund underperformed its unmanaged equity benchmarks, the S&P 500 Index,/i/ the Russell 1000 Index,/ii/ the Russell 3000 Growth Index,/iii/ and the Russell 3000 Value Index,/iv/ which returned 28.67%, 29.89%, 30.97% and 31.14%, respectively, for the same period. The fund outperformed its unmanaged fixed-income benchmark, the Lehman Brothers Intermediate Treasury Bond Index,/v/ which returned 2.11% for the same period. It also outperformed its Lipper balanced variable funds category average, which was 18.93% for the same period./2/

                        What Affected Fund Performance

For the period, our investment strategies remained unchanged. Our focus is on owning those companies that we believe demonstrate sustainable solid earnings and cash flow growth. For the period, all sectors of the fund posted positive returns. Leading sectors included information technology, biotechnology, materials and consumer discretionary; lagging sectors included utilities, consumer staples and healthcare-specifically large cap pharmaceuticals.

Information technology stocks, such as semiconductor chip makers Intel Corp. and Texas Instruments Inc., recovered sharply in 2003 as business technology spending improved, and both holdings contributed positively to fund performance for the period. Biotechnology stocks, including Genentech, Inc., also contributed positively to returns. Biotechnology companies such as Genentech continued to benefit from stronger pipeline development, increased earnings growth and improvements implemented to the regulatory approval process.

For the period, investments that detracted from the performance included pharmaceutical stocks, such as Merck & Co. Inc. and Schering-Plough Corp. This group lagged the market by a wide margin over the period as regulatory and legislative concerns pressured the sector for much of 2003. The earnings growth potential of maturing product lines continued to weigh on the valuation of

/1/The fund's performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 84 funds in the balanced variable funds category including the reinvestment of dividends and capital gains, if any.


        13 Smith Barney Multiple Discipline Trust | 2003 Annual Report pharmaceutical stocks. During the period, we continued to add to the fund's healthcare position, as our long-term outlook for both the sectors, as well as for dividend yielding stock, remained attractive. However, the biggest single detractor from fund performance for the period was a consumer discretionary stock, Eastman Kodak Co., the film and photography equipment producer.

We continue to believe that global insurance and telecommunication sectors, despite their underperformance in the fund in 2003, were appropriate investments for the fund. We maintained the fund's position in American International Group, Inc. ("AIG"), and have in recent months added to its position in Verizon Communications Inc. AIG underperformed, as multiple macroeconomic concerns cast a shadow over the insurance sector for much of 2003. We believe that the operating environment for AIG continued to improve with a stronger economy, and improved fundamentals for AIG from increases in casualty insurance prices as well as continued improvement in air travel.

In the bond market, the year began with the major debate centered on the timing of an anticipated rise in interest rates, expected by many to begin sometime in 2003. Interest rates declined dramatically during the first half of 2003 until they reached historical lows in the middle of June. Indeed, most of the year's total returns in the bond market were realized during the first half of the year. Additionally, the three-year trend in which the bond market outperformed the stock market came to an end during 2003, as signs of an economic recovery grew and the equity market gained strength in a range of sectors and capitalizations.

As conservative bond managers facing cyclical lows in the interest rate environment, we began the year looking to don our defense hats. Preservation of principal for the fund's fixed-income portfolio became paramount at this point of the cycle, although the fund's slightly defensive posture caused it to miss out on some of the upside returns in the first half. In the second half of 2003, the combination of new federal tax cuts and a 45-year low in interest rates resulted in economic growth shifting into a higher gear, causing many analysts to declare that a robust sustainable recovery was at hand. At the close of the period, we now believe the critical question for the fixed-income market is when will inflation reappear.

The fund's fixed-income holdings during the period consisted largely of U.S. Treasury notes with some holdings in government agencies, specifically, mortgage-backed securities. While the fixed-income segment of the portfolio generated positive returns for the period, the returns were not as strong as those for the equity segment, reducing the fund's overall returns for the period.

Thank you for your investment in the Smith Barney Multiple Discipline Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

        /s/ Roger Paradiso             /s/ Kirstin Mobyed
        Roger Paradiso                 Kirstin Mobyed
        Coordinating Portfolio Manager Co-Coordinating Portfolio Manager

        January 14, 2004

        14 Smith Barney Multiple Discipline Trust | 2003 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. The fund's top ten holdings as of this date were: U.S. Treasury Notes, 3.250% due 8/15/07 (7.19%); U.S. Treasury Notes, 2.000% due 5/15/06
(5.39%); Federal National Mortgage Association (3.59%); U.S. Treasury Notes, 6.500% due 10/15/06 (2.89%): U.S. Treasury Notes, 1.250% due 5/31/05 (2.63%);
U.S. Treasury Notes, 2.625% due 11/15/06 (2.59%); Intel Corp. (1.96%); American International Group, Inc. (1.76%); Texas Instruments Inc. (1.73%); Pfizer Inc. (1.72%). Please refer to pages 30 through 34 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. The fund invests in small and medium capitalization companies that may involve a higher degree of risk and volatility than investments in larger, more established companies.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
/iii/The Russell 3000 Growth Index measures the performance of those Russell
     3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
/iv/The Russell 3000 Value Index measures the performance of those Russell 3000
    Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
/v/The Lehman Brothers Intermediate Treasury Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.

        15 Smith Barney Multiple Discipline Trust | 2003 Annual Report

       MULTIPLE DISCIPLINE PORTFOLIO -- BALANCED ALL CAP GROWTH AND VALUE

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio -- Balanced All Cap Growth and Value vs. S&P 500 Index, Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index+

--------------------------------------------------------------------------------

                         October 2002 -- December 2003

                                    [CHART]

                Multiple Discipline                                                                    Lehman Brothers
               Portfolio -- Balanced      S&P 500     Russell       Russell 3000     Russell 3000        Intermediate
  Date        All Cap Growth and Value    Index++   1000 Index++   Growth Index++    Value Index++   Treasury Bond Index++
--------      ------------------------    -------   ------------   --------------    -------------   ---------------------
Oct 1, 2002        $10,000                $10,000     $10,000        $10,000            $10,000            $10,000
Dec 2002            10,420                 10,843      10,816         10,717             10,891             10,073
Mar 2003            10,360                 10,501      10,498         10,583             10,360             10,153
Jun 2003            11,490                 12,118      12,150         12,162             12,188             10,314
Sep 2003            11,823                 12,439      12,515         12,694             12,489             10,312
Dec 31, 2003        12,705                 13,953      14,049         14,036             14,281             10,285


+Hypothetical illustration of $10,000 invested in shares of the Multiple
 Discipline Portfolio -- Balanced All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury bonds with maturities between one and ten years. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

++It is the opinion of the management that the Russell 1000 Index, Russell 3000
  Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index more accurately reflect the current composition of the Multiple Discipline Portfolio -- Balanced All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index will be used as the bases of comparison of total return performance rather than the S&P 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 12/31/03        21.93%
-----------------------------------------
10/1/02* through 12/31/03           21.12
-----------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

10/1/02* through 12/31/03                    27.05%
--------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
* Commencement of operations.

        16 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003



Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES               SECURITY                    VALUE
----------------------------------------------------------
COMMON STOCK -- 87.4%
Aerospace and Defense -- 1.4%
15,086 L-3 Communications Holdings, Inc.*    $     774,817
25,310 Raytheon Co.                                760,312
----------------------------------------------------------
                                                 1,535,129
----------------------------------------------------------
Banks -- 2.1%
21,910 The Bank of New York Co., Inc.              725,659
21,590 Bank One Corp.                              984,288
 8,940 Wells Fargo & Co.                           526,477
----------------------------------------------------------
                                                 2,236,424
----------------------------------------------------------
Beverages -- 3.2%
30,493 The Coca-Cola Co.                         1,547,520
39,353 PepsiCo, Inc.                             1,834,637
----------------------------------------------------------
                                                 3,382,157
----------------------------------------------------------
Biotechnology -- 6.6%
 2,746 Alkermes, Inc.*                              37,071
24,485 Amgen Inc.*                               1,513,173
27,065 Biogen Idec Inc.*                           995,451
25,310 Chiron Corp.*                             1,442,417
 9,746 Genentech, Inc.*                            911,933
29,180 Genzyme Corp.*                            1,439,741
33,100 Millennium Pharmaceuticals, Inc.*           617,977
----------------------------------------------------------
                                                 6,957,763
----------------------------------------------------------
Chemicals -- 0.9%
32,590 Engelhard Corp.                             976,070
----------------------------------------------------------
Commercial Services and Supplies -- 0.7%
34,320 Sabre Holdings Corp.                        740,969
----------------------------------------------------------
Communications Equipment -- 2.7%
25,910 3Com Corp.*                                 211,685
36,465 Cisco Systems, Inc.*                        885,735
54,380 Motorola, Inc.                              765,127
57,180 Nokia Oyj, Sponsored ADR                    972,060
----------------------------------------------------------
                                                 2,834,607
----------------------------------------------------------
Computers and Peripherals -- 2.9%
35,430 Dell Inc.*                                1,203,203
 2,310 Electronics for Imaging, Inc.*               60,106
21,950 Hewlett-Packard Co.                         504,192
 4,915 International Business Machines Corp.       455,522
44,943 Maxtor Corp.*                               498,867
 5,870 SanDisk Corp.*                              358,892
----------------------------------------------------------
                                                 3,080,782
----------------------------------------------------------
Construction and Engineering -- 0.5%
12,330 Fluor Corp.                                 488,761
----------------------------------------------------------
Construction Materials -- 0.1%
 1,740 Vulcan Materials Co.                         82,772
----------------------------------------------------------

                      See Notes to Financial Statements.

        17 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


  Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES                  SECURITY                     VALUE
--------------------------------------------------------------
Diversified Financials -- 3.4%
 20,535 American Express Co.                     $     990,403
 12,812 Lehman Brothers Holdings Inc.                  989,343
 15,024 Merrill Lynch & Co., Inc.                      881,158
 14,340 State Street Corp.                             746,827
--------------------------------------------------------------
                                                     3,607,731
--------------------------------------------------------------
Diversified Telecommunication Services -- 2.1%
 30,310 Nippon Telegraph & Telephone Corp., ADR        744,414
 28,710 SBC Communications Inc.                        748,470
 22,180 Verizon Communications Inc.                    778,074
--------------------------------------------------------------
                                                     2,270,958
--------------------------------------------------------------
Electrical Equipment -- 1.0%
 15,725 Emerson Electric Co.                         1,018,194
--------------------------------------------------------------
Electronic Equipment and Instruments -- 0.9%
  9,290 Agilent Technologies, Inc.*                    271,640
106,590 Solectron Corp.*                               629,947
--------------------------------------------------------------
                                                       901,587
--------------------------------------------------------------
Energy Equipment and Services -- 1.7%
 19,490 GlobalSantaFe Corp.                            483,937
 28,296 Grant Prideco, Inc.*                           368,414
 27,030 Weatherford International Ltd.*                973,080
--------------------------------------------------------------
                                                     1,825,431
--------------------------------------------------------------
Food and Drug Retailing -- 0.5%
 23,940 Safeway Inc.*                                  524,525
--------------------------------------------------------------
Food Products -- 0.8%
 15,830 Wm. Wrigley Jr. Co.                            889,804
--------------------------------------------------------------
Health Care Providers and Services -- 1.8%
 15,380 McKesson Corp.                                 494,621
 24,850 UnitedHealth Group Inc.                      1,445,773
--------------------------------------------------------------
                                                     1,940,394
--------------------------------------------------------------
Hotels, Restaurants and Leisure -- 0.6%
 24,205 McDonald's Corp.                               601,010
--------------------------------------------------------------
Industrial Conglomerates -- 2.8%
 39,690 General Electric Co.                         1,229,596
 21,920 Honeywell International Inc.                   732,786
 37,341 Tyco International Ltd.                        989,536
--------------------------------------------------------------
                                                     2,951,918
--------------------------------------------------------------
Insurance -- 8.5%
 23,695 The Allstate Corp.                           1,019,359
 14,865 Ambac Financial Group, Inc.                  1,031,482
 38,915 American International Group, Inc.           2,579,286
    546 Berkshire Hathaway Inc., Class B Shares*     1,536,990
 13,175 The Chubb Corp.                                897,217
 13,095 MBIA Inc.                                      775,617

                      See Notes to Financial Statements.

        18 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

        Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES                       SECURITY                           VALUE
-------------------------------------------------------------------------
Insurance -- 8.5% (continued)
 17,665 MGIC Investment Corp.                               $   1,005,845
  3,965 The St. Paul Cos., Inc.                                   157,212
-------------------------------------------------------------------------
                                                                9,003,008
-------------------------------------------------------------------------
Internet and Catalog Retail -- 1.2%
 36,300 InterActiveCorp*                                        1,231,659
-------------------------------------------------------------------------
IT Consulting and Services -- 0.6%
 39,620 Unisys Corp.*                                             588,357
-------------------------------------------------------------------------
Leisure Equipment and Products -- 0.7%
 33,910 Hasbro, Inc.                                              721,605
-------------------------------------------------------------------------
Machinery -- 1.9%
 11,651 Caterpillar Inc.                                          967,266
  2,775 PACCAR Inc.                                               236,208
 30,250 Pall Corp.                                                811,607
-------------------------------------------------------------------------
                                                                2,015,081
-------------------------------------------------------------------------
Media -- 8.5%
 33,930 Cablevision Systems New York Group, Class A Shares*       793,623
 65,655 Comcast Corp., Special Class A Shares*                  2,053,688
169,999 Liberty Media Corp., Class A Shares*                    2,021,288
 21,655 The News Corp., Ltd., Sponsored ADR                       781,746
 75,745 Time Warner Inc.*                                       1,362,653
 84,250 The Walt Disney Co.                                     1,965,552
-------------------------------------------------------------------------
                                                                8,978,550
-------------------------------------------------------------------------
Metals and Mining -- 2.0%
 25,685 Alcoa Inc.                                                976,030
 51,060 Allegheny Technologies, Inc.                              675,013
 10,520 Newmont Mining Corp.                                      511,377
-------------------------------------------------------------------------
                                                                2,162,420
-------------------------------------------------------------------------
Multi-Utilities -- 0.4%
 45,960 The Williams Cos., Inc.                                   451,327
-------------------------------------------------------------------------
Office Electronics -- 0.5%
 48,150 IKON Office Solutions, Inc.                               571,059
-------------------------------------------------------------------------
Oil and Gas -- 2.3%
  1,190 Amerada Hess Corp.                                         63,272
  9,240 Anadarko Petroleum Corp.                                  471,332
 15,500 BP PLC, Sponsored ADR                                     764,925
  7,130 ConocoPhillips                                            467,514
 11,590 Exxon Mobil Corp.                                         475,190
  3,410 Murphy Oil Corp.                                          222,707
-------------------------------------------------------------------------
                                                                2,464,940
-------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
 16,015 Weyerhaeuser Co.                                        1,024,960
-------------------------------------------------------------------------
Personal Products -- 1.5%
 41,825 The Gillette Co.                                        1,536,232
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

        19 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                            Multiple Discipline Portfolio -- All Cap Growth and Value

  SHARES                                            SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 10.2%
     21,040 Abbott Laboratories                                                                      $     980,464
     36,350 Bristol-Myers Squibb Co.                                                                     1,039,610
     16,390 Forest Laboratories, Inc.*                                                                   1,012,902
     23,774 Johnson & Johnson                                                                            1,228,165
     48,589 Merck & Co. Inc.                                                                             2,244,812
     70,996 Pfizer Inc.                                                                                  2,508,289
     44,375 Schering-Plough Corp.                                                                          771,681
     23,950 Wyeth                                                                                        1,016,678
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,802,601
------------------------------------------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 7.0%
        829 Cabot Microelectronics Corp.*                                                                   40,621
     21,396 Cree, Inc.*                                                                                    378,495
     88,315 Intel Corp.                                                                                  2,843,743
     64,402 Micron Technology, Inc.*                                                                       867,495
     73,150 Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR*                                    749,056
     85,690 Texas Instruments Inc.                                                                       2,517,572
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,396,982
------------------------------------------------------------------------------------------------------------------
Software -- 2.0%
     21,500 Advent Software, Inc.*                                                                         374,745
     22,710 Autodesk, Inc.                                                                                 558,212
     41,830 Microsoft Corp.                                                                              1,151,998
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,084,955
------------------------------------------------------------------------------------------------------------------
Specialty Retail -- 1.7%
    116,160 Charming Shoppes, Inc.*                                                                        627,264
     33,604 The Home Depot, Inc.                                                                         1,192,606
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,819,870
------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.7%
     29,470 Vodafone Group PLC, Sponsored ADR                                                              737,929
------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $80,860,283)                                                                       92,438,521
------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                            SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.6%
$13,288,000 State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds at maturity -- $13,288,591;
              (Fully collateralized by U.S. Treasury Bonds, 9.125% due 5/15/18; Market
              value -- $13,559,081) (Cost -- $13,288,000)                                               13,288,000
------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $94,148,283**)                                                                  $ 105,726,521
------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

        20 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


    Multiple Discipline Portfolio -- Large Cap Growth and Value

  SHARES                    SECURITY                       VALUE
--------------------------------------------------------------------
COMMON STOCK -- 95.2%
Aerospace and Defense -- 0.8%
   2,010 The Boeing Co.                                 $     84,701
--------------------------------------------------------------------
Banks -- 4.9%
   4,000 The Bank of New York Co., Inc.                      132,480
      65 Bank One Corp.                                        2,963
   2,785 FleetBoston Financial Corp.                         121,565
   2,240 Wachovia Corp.                                      104,362
   2,240 Washington Mutual, Inc.                              89,869
   1,550 Wells Fargo & Co.                                    91,279
--------------------------------------------------------------------
                                                             542,518
--------------------------------------------------------------------
Beverages -- 3.9%
   5,360 The Coca-Cola Co.                                   272,020
   3,240 PepsiCo, Inc.                                       151,049
--------------------------------------------------------------------
                                                             423,069
--------------------------------------------------------------------
Biotechnology -- 4.2%
   4,920 Amgen Inc.*                                         304,056
   1,735 Genentech, Inc.*                                    162,344
--------------------------------------------------------------------
                                                             466,400
--------------------------------------------------------------------
Commercial Services and Supplies -- 0.7%
   1,430 Avery Dennison Corp.                                 80,109
--------------------------------------------------------------------
Communications Equipment -- 2.4%
   6,475 Cisco Systems, Inc.*                                157,278
     515 Comverse Technology, Inc.*                            9,059
   5,855 Nokia Oyj, Sponsored ADR                             99,535
--------------------------------------------------------------------
                                                             265,872
--------------------------------------------------------------------
Computers and Peripherals -- 4.1%
   6,390 Dell Inc.*                                          217,004
   5,735 Hewlett-Packard Co.                                 131,733
     820 International Business Machines Corp.                75,998
   4,785 Sun Microsystems, Inc.*                              21,485
--------------------------------------------------------------------
                                                             446,220
--------------------------------------------------------------------
Diversified Financials -- 6.9%
   1,685 American Express Co.                                 81,267
   1,015 The Goldman Sachs Group, Inc.                       100,211
   2,475 J.P. Morgan Chase & Co.                              90,907
   4,875 Merrill Lynch & Co., Inc.                           285,919
   1,995 Morgan Stanley                                      115,451
   3,565 Waddell & Reed Financial, Inc., Class A Shares       83,635
--------------------------------------------------------------------
                                                             757,390
--------------------------------------------------------------------
Diversified Telecommunication Services -- 2.3%
     361 AT&T Corp.                                            7,328
   4,685 SBC Communications, Inc.                            122,138
   3,540 Verizon Communications Inc.                         124,183
--------------------------------------------------------------------
                                                             253,649
--------------------------------------------------------------------

                      See Notes to Financial Statements.

        21 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


   Multiple Discipline Portfolio -- Large Cap Growth and Value

 SHARES                   SECURITY                      VALUE
-----------------------------------------------------------------
Electric Utilities -- 0.9%
   2,250 Progress Energy, Inc.                       $    101,835
-----------------------------------------------------------------
Energy Equipment and Services -- 1.2%
   5,560 Transocean Inc.*                                 133,496
-----------------------------------------------------------------
Food and Drug Retailing -- 1.4%
   7,070 Safeway Inc.*                                    154,904
-----------------------------------------------------------------
Food Products -- 2.4%
   3,260 Kraft Foods, Inc., Class A Shares                105,037
   2,770 Wm. Wrigley Jr. Co.                              155,702
-----------------------------------------------------------------
                                                          260,739
-----------------------------------------------------------------
Gas Utilities -- 0.7%
   2,090 KeySpan Corp.                                     76,912
-----------------------------------------------------------------
Health Care Providers and Services -- 0.7%
   1,760 HCA Inc.                                          75,610
-----------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.9%
   5,040 McDonald's Corp.                                 125,143
   2,320 MGM MIRAGE*                                       87,255
-----------------------------------------------------------------
                                                          212,398
-----------------------------------------------------------------
Household Durables -- 0.8%
   3,700 Newell Rubbermaid Inc.                            84,249
-----------------------------------------------------------------
Household Products -- 1.2%
   2,265 Kimberly-Clark Corp.                             133,839
-----------------------------------------------------------------
Industrial Conglomerates -- 3.2%
   6,930 General Electric Co.                             214,691
   4,105 Honeywell International Inc.                     137,230
-----------------------------------------------------------------
                                                          351,921
-----------------------------------------------------------------
Insurance -- 7.9%
   6,610 American International Group, Inc.               438,111
      95 Berkshire Hathaway Inc., Class B Shares*         267,425
   1,295 The Hartford Financial Services Group, Inc.       76,444
   2,010 The St. Paul Cos., Inc.                           79,696
-----------------------------------------------------------------
                                                          861,676
-----------------------------------------------------------------
Internet and Catalog Retail -- 2.2%
   6,960 InterActiveCorp*                                 236,153
-----------------------------------------------------------------
Media -- 6.0%
   3,250 Comcast Corp., Class A Shares*                   106,828
   9,780 Liberty Media Corp., Class A Shares*             116,284
  12,130 Time Warner Inc.*                                218,219
   9,190 The Walt Disney Co.                              214,403
-----------------------------------------------------------------
                                                          655,734
-----------------------------------------------------------------
Metals and Mining -- 1.2%
   3,400 Alcoa Inc.                                       129,200
-----------------------------------------------------------------

                      See Notes to Financial Statements.

        22 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


        Multiple Discipline Portfolio -- Large Cap Growth and Value

 SHARES                        SECURITY                           VALUE
---------------------------------------------------------------------------
Multiline Retail -- 1.3%
   1,015 Federated Department Stores, Inc.                     $     47,837
   2,615 Target Corp.                                               100,416
---------------------------------------------------------------------------
                                                                    148,253
---------------------------------------------------------------------------
Multi-Utilities -- 1.0%
   4,950 NiSource Inc.                                              108,603
---------------------------------------------------------------------------
Oil and Gas -- 3.9%
   2,290 BP PLC, Sponsored ADR                                      113,011
   1,965 ChevronTexaco Corp.                                        169,756
     115 Exxon Mobil Corp.                                            4,715
   1,535 Total SA, Sponsored ADR                                    142,003
---------------------------------------------------------------------------
                                                                    429,485
---------------------------------------------------------------------------
Paper and Forest Products -- 1.3%
   3,255 International Paper Co.                                    140,323
---------------------------------------------------------------------------
Personal Products -- 2.4%
   7,275 The Gillette Co.                                           267,211
---------------------------------------------------------------------------
Pharmaceuticals -- 10.5%
   5,800 Johnson & Johnson                                          299,628
   4,915 Merck & Co. Inc.                                           227,073
  12,068 Pfizer Inc.                                                426,362
   7,150 Schering-Plough Corp.                                      124,339
   1,800 Wyeth                                                       76,410
---------------------------------------------------------------------------
                                                                  1,153,812
---------------------------------------------------------------------------
Semiconductor Equipment and Products -- 5.6%
  10,445 Intel Corp.                                                336,329
   9,320 Texas Instruments Inc.                                     273,821
---------------------------------------------------------------------------
                                                                    610,150
---------------------------------------------------------------------------
Software -- 2.3%
   9,140 Microsoft Corp.                                            251,716
---------------------------------------------------------------------------
Specialty Retail -- 2.5%
   7,640 The Home Depot, Inc.                                       271,143
---------------------------------------------------------------------------
Tobacco -- 1.6%
   3,220 Altria Group, Inc.                                         175,232
---------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.9%
  12,785 AT&T Wireless Services Inc.*                               102,152
---------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $9,271,474)                                    10,446,674
---------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
Media -- 0.5%
   1,800 The News Corp., Ltd., Sponsored ADR (Cost -- $43,516)       54,450
---------------------------------------------------------------------------
         SUB-TOTAL INVESTMENTS
         (Cost -- $9,314,990)                                    10,501,124
---------------------------------------------------------------------------

                      See Notes to Financial Statements.

        23 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


                          Multiple Discipline Portfolio -- Large Cap Growth and Value
  FACE
 AMOUNT                                           SECURITY                                             VALUE
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
$474,000 State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds at maturity -- $474,021;
           (Fully collateralized by U.S. Treasury Bonds, 7.125% to 10.375% due 11/15/09 to 2/15/23;
           Market value -- $492,088) (Cost -- $474,000)                                             $   474,000
---------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100.0%
         (Cost -- $9,788,990**)                                                                     $10,975,124
---------------------------------------------------------------------------------------------------------------

* Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

        24 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


      Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                         SECURITY                           VALUE
-----------------------------------------------------------------------------
COMMON STOCK -- 89.9%
Aerospace and Defense -- 1.2%
     1,130 The Boeing Co.                                        $     47,618
     1,700 L-3 Communications Holdings, Inc.*                          87,312
-----------------------------------------------------------------------------
                                                                      134,930
-----------------------------------------------------------------------------
Automobiles -- 0.4%
     1,980 Honda Motor Co., Ltd., Sponsored ADR                        44,550
-----------------------------------------------------------------------------
Banks -- 5.5%
     1,210 Bank of Ireland, Sponsored ADR                              66,477
     2,175 The Bank of New York Co., Inc.                              72,036
       210 Bank One Corp.                                               9,574
     1,615 FleetBoston Financial Corp.                                 70,495
       540 HSBC Holdings PLC, Sponsored ADR                            42,563
     1,640 Lloyds TSB Group PLC, Sponsored ADR                         53,382
     5,810 Mitsubishi Tokyo Financial Group, Inc., Sponsored ADR       45,492
       800 UBS AG, Registered Shares                                   54,392
     2,870 United Overseas Bank Ltd., Sponsored ADR                    44,614
     1,405 Wachovia Corp.                                              65,459
     1,425 Washington Mutual, Inc.                                     57,171
       850 Wells Fargo & Co.                                           50,056
-----------------------------------------------------------------------------
                                                                      631,711
-----------------------------------------------------------------------------
Beverages -- 2.8%
     3,210 The Coca-Cola Co.                                          162,908
     1,230 Diageo PLC, Sponsored ADR                                   65,018
     2,075 PepsiCo, Inc.                                               96,736
-----------------------------------------------------------------------------
                                                                      324,662
-----------------------------------------------------------------------------
Biotechnology -- 6.7%
       730 Alkermes, Inc.*                                              9,855
     2,960 Amgen Inc.*                                                182,928
     2,885 Biogen Idec Inc.*                                          106,110
     2,680 Chiron Corp.*                                              152,733
       995 Genentech, Inc.*                                            93,102
     3,115 Genzyme Corp.*                                             153,694
     3,530 Millennium Pharmaceuticals, Inc.*                           65,905
-----------------------------------------------------------------------------
                                                                      764,327
-----------------------------------------------------------------------------
Chemicals -- 0.8%
       760 BASF AG, Sponsored ADR                                      42,370
     1,760 BOC Group PLC, Sponsored ADR                                54,718
-----------------------------------------------------------------------------
                                                                       97,088
-----------------------------------------------------------------------------
Commercial Services and Supplies -- 0.4%
       880 Avery Dennison Corp.                                        49,298
-----------------------------------------------------------------------------
Communications Equipment -- 2.0%
     4,050 Cisco Systems, Inc.*                                        98,374
       630 Comverse Technology, Inc.*                                  11,082
     7,105 Nokia Oyj, Sponsored ADR                                   120,785
-----------------------------------------------------------------------------
                                                                      230,241
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

        25 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

   Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                      SECURITY                       VALUE
----------------------------------------------------------------------
Computers and Peripherals -- 2.9%
     3,800 Dell Inc.*                                     $    129,048
     3,245 Hewlett-Packard Co.                                  74,538
       520 International Business Machines Corp.                48,194
     4,130 Maxtor Corp.*                                        45,843
       400 SanDisk Corp.*                                       24,456
     3,475 Sun Microsystems, Inc.*                              15,603
----------------------------------------------------------------------
                                                               337,682
----------------------------------------------------------------------
Construction Materials -- 0.4%
     2,170 CRH PLC, Sponsored ADR                               43,856
----------------------------------------------------------------------
Diversified Financials -- 5.9%
     1,080 American Express Co.                                 52,088
       580 The Goldman Sachs Group, Inc.                        57,263
     1,900 ING Groep N.V., Sponsored ADR                        44,479
     1,555 J.P. Morgan Chase & Co.                              57,115
     1,425 Lehman Brothers Holdings Inc.                       110,039
     2,930 Merrill Lynch & Co., Inc.                           171,844
     1,155 Morgan Stanley                                       66,840
     3,960 Nomura Holdings, Inc., ADR                           67,043
     1,980 Waddell & Reed Financial, Inc., Class A Shares       46,451
----------------------------------------------------------------------
                                                               673,162
----------------------------------------------------------------------
Diversified Telecommunication Services -- 2.1%
       401 AT&T Corp.                                            8,140
     1,785 Nippon Telegraph and Telephone Corp., ADR            43,840
     2,860 SBC Communications Inc.                              74,560
       976 Telefonica, S.A., Sponsored ADR                      43,129
     2,130 Verizon Communications Inc.                          74,720
----------------------------------------------------------------------
                                                               244,389
----------------------------------------------------------------------
Electric Utilities -- 0.9%
     2,230 Endesa, S.A., Sponsored ADR                          42,593
     1,430 Progress Energy, Inc.                                64,722
----------------------------------------------------------------------
                                                               107,315
----------------------------------------------------------------------
Electronics Equipment and Instruments -- 0.6%
     1,525 Mettler-Toledo International Inc.*                   64,370
----------------------------------------------------------------------
Energy Equipment and Services -- 1.9%
     3,245 Grant Prideco, Inc.*                                 42,250
     2,980 Transocean Inc.*                                     71,550
     2,945 Weatherford International Ltd.*                     106,020
----------------------------------------------------------------------
                                                               219,820
----------------------------------------------------------------------
Food and Drug Retailing -- 1.5%
     4,090 Safeway Inc.*                                        89,612
     1,440 Seven Eleven Japan Co., Ltd., Unsponsored ADR        43,669
     3,220 Tesco PLC, Sponsored ADR                             44,573
----------------------------------------------------------------------
                                                               177,854
----------------------------------------------------------------------
Food Products -- 2.4%
     1,480 Groupe Danone, Sponsored ADR                         48,085
     2,040 Kraft Foods, Inc., Class A Shares                    65,729

                      See Notes to Financial Statements.

        26 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

       Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                          SECURITY                           VALUE
------------------------------------------------------------------------------
Food Products -- 2.4% (continued)
     1,060 Nestle S.A., Sponsored ADR                             $     66,210
     1,750 Wm. Wrigley Jr. Co.                                          98,368
------------------------------------------------------------------------------
                                                                       278,392
------------------------------------------------------------------------------
Gas Utilities -- 0.8%
    28,410 Hong Kong & China Gas Co. Ltd., Sponsored ADR                43,365
     1,310 KeySpan Corp.                                                48,208
------------------------------------------------------------------------------
                                                                        91,573
------------------------------------------------------------------------------
Healthcare Providers and Services -- 1.8%
     1,120 HCA Inc.                                                     48,115
     2,650 UnitedHealth Group Inc.                                     154,177
------------------------------------------------------------------------------
                                                                       202,292
------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.1%
     2,800 McDonald's Corp.                                             69,524
     1,360 MGM MIRAGE*                                                  51,150
------------------------------------------------------------------------------
                                                                       120,674
------------------------------------------------------------------------------
Household Durables -- 0.8%
     1,480 Koninklijke (Royal) Philips Electronics N.V.                 43,053
     2,080 Newell Rubbermaid Inc.                                       47,362
------------------------------------------------------------------------------
                                                                        90,415
------------------------------------------------------------------------------
Household Products -- 0.6%
     1,215 Kimberly-Clark Corp.                                         71,794
------------------------------------------------------------------------------
Industrial Conglomerates -- 3.2%
     4,175 General Electric Co.                                        129,342
     2,445 Honeywell International, Inc.                                81,736
     1,180 Hutchison Whampoa Ltd., Unsponsored ADR                      43,508
     4,080 Tyco International Ltd.                                     108,120
------------------------------------------------------------------------------
                                                                       362,706
------------------------------------------------------------------------------
Insurance -- 4.9%
     3,850 American International Group, Inc.                          255,178
     2,035 Axa, Sponsored ADR                                           43,691
        58 Berkshire Hathaway Inc., Class B Shares*                    163,270
       780 The Hartford Financial Services Group, Inc.                  46,043
     1,240 The St. Paul Cos., Inc.                                      49,166
------------------------------------------------------------------------------
                                                                       557,348
------------------------------------------------------------------------------
Internet and Catalog Retail -- 1.1%
     3,870 InterActiveCorp.*                                           131,309
------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.6%
     1,990 Fuji Photo Film Co., Ltd., Unsponsored ADR                   65,272
------------------------------------------------------------------------------
Machinery -- 0.8%
     3,210 Pall Corp.                                                   86,124
------------------------------------------------------------------------------
Media -- 7.4%
     3,760 Cablevision Systems -- New York Group, Class A Shares*       87,946
           Comcast Corp.:
     2,002  Class A Shares*                                             65,806
     3,505  Special Class A Shares*                                    109,636
     1,050 Grupo Televisa S.A., Sponsored ADR                           41,853

                      See Notes to Financial Statements.

        27 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                     SECURITY                   VALUE
--------------------------------------------------------------------
Media -- 7.4% (continued)
    14,495     Liberty Media Corp., Class A Shares*  $    172,346
     1,850     The News Corp., Ltd., Sponsored ADR         66,785
     7,195     Time Warner Inc.*                          129,438
     5,535     The Walt Disney Co.                        129,132
       890     WPP Group PLC, Sponsored ADR                43,744
----------------------------------------------------------------
                                                          846,686
----------------------------------------------------------------
Metals and Mining -- 1.0%
     1,825     Alcoa Inc.                                  69,350
       380     Rio Tinto PLC, Sponsored ADR                42,298
----------------------------------------------------------------
                                                          111,648
----------------------------------------------------------------
Multiline Retail -- 1.1%
       590     Federated Department Stores, Inc.           27,807
     1,460     Target Corp.                                56,064
     1,470     Wal-Mart de Mexico S.A. de C.V., ADR        41,900
----------------------------------------------------------------
                                                          125,771
----------------------------------------------------------------
Multi-Utilities -- 0.5%
     2,750     NiSource Inc.                               60,335
----------------------------------------------------------------
Office Electronics -- 0.4%
       930     CANON INC., Sponsored ADR                   44,305
----------------------------------------------------------------
Oil and Gas -- 3.6%
     2,580     BP PLC, Sponsored ADR                      127,323
     1,085     ChevronTexaco Corp.                         93,733
     1,230     Royal Dutch Petroleum Co.                   64,440
     1,355     Total SA, Sponsored ADR                    125,351
----------------------------------------------------------------
                                                          410,847
----------------------------------------------------------------
Paper and Forest Products -- 0.7%
     1,900     International Paper Co.                     81,909
----------------------------------------------------------------
Personal Products -- 1.4%
     4,415     The Gillette Co.                           162,163
----------------------------------------------------------------
Pharmaceuticals -- 8.2%
     1,720     Forest Laboratories, Inc.*                 106,296
     1,410     GlaxoSmithKline PLC, ADR                    65,734
     3,440     Johnson & Johnson                          177,710
     2,845     Merck & Co. Inc.                           131,439
       960     Novartis AG, ADR                            44,054
     1,050     Novo-Nordisk A/S, Sponsored ADR             43,008
     7,392     Pfizer Inc.                                261,159
     4,260     Schering-Plough Corp.                       74,081
     1,010     Wyeth                                       42,874
----------------------------------------------------------------
                                                          946,355
----------------------------------------------------------------
Semiconductors Equipment and Products -- 4.4%
       150     Cabot Microelectronics Corp.*                7,350
     2,450     Cree, Inc.*                                 43,340
     6,140     Intel Corp.                                197,708
     6,870     Micron Technology, Inc.*                    92,539

                      See Notes to Financial Statements.

        28 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


                           Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                                              SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------
Semiconductors Equipment and Products -- 4.4% (continued)
     5,570 Texas Instruments Inc.                                                                         $    163,647
----------------------------------------------------------------------------------------------------------------------
                                                                                                               504,584
----------------------------------------------------------------------------------------------------------------------
Software -- 2.8%
     2,420 Advent Software, Inc.*                                                                               42,181
     2,580 Autodesk, Inc.                                                                                       63,417
     5,400 Microsoft Corp.                                                                                     148,716
     1,530 SAP AG, Sponsored ADR                                                                                63,587
----------------------------------------------------------------------------------------------------------------------
                                                                                                               317,901
----------------------------------------------------------------------------------------------------------------------
Specialty Retail -- 2.0%
    12,390 Charming Shoppes, Inc.*                                                                              66,906
     4,605 The Home Depot, Inc.                                                                                163,431
----------------------------------------------------------------------------------------------------------------------
                                                                                                               230,337
----------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.9%
     1,940 Altria Group, Inc.                                                                                  105,575
----------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.4%
     7,110 AT&T Wireless Services Inc.*                                                                         56,809
     2,310 SK Telecom Co., Ltd., ADR                                                                            43,082
     2,645 Vodafone Group PLC, Sponsored ADR                                                                    66,231
----------------------------------------------------------------------------------------------------------------------
                                                                                                               166,122
----------------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $9,035,215)                                                                             10,317,692
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Media -- 0.3%
     1,090 The News Corp., Ltd., Sponsored ADR (Cost -- $25,915)                                                32,972
----------------------------------------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $9,061,130)                                                                             10,350,664
----------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                              SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.8%
$1,121,000 State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds at maturity -- $1,121,050; (Fully collateralized by U.S. Treasury Notes and Bonds, 2.000% to 8.875% due 11/30/04 to 2/15/19;
             Market value -- $1,160,513) (Cost -- $1,121,000)                                                1,121,000
----------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $10,182,130**)                                                                        $ 11,471,664
----------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

        29 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

SHARES                  SECURITY                      VALUE
--------------------------------------------------------------------
COMMON STOCK -- 61.4%
Aerospace and Defense -- 1.0%
 8,100    L-3 Communications Holdings, Inc.*       $    416,016
13,165    Raytheon Co.                                  395,477
------------------------------------------------------------------
                                                        811,493
------------------------------------------------------------------
Banks -- 1.6%
11,995    The Bank of New York Co., Inc.                397,274
11,310    Bank One Corp.                                515,623
 5,155    Wells Fargo & Co.                             303,578
------------------------------------------------------------------
                                                      1,216,475
------------------------------------------------------------------
Beverages -- 2.1%
15,855    The Coca-Cola Co.                             804,641
18,375    PepsiCo, Inc.                                 856,642
------------------------------------------------------------------
                                                      1,661,283
------------------------------------------------------------------
Biotechnology -- 4.7%
 1,690    Alkermes, Inc.*                                22,815
13,350    Amgen Inc.*                                   825,030
14,255    Biogen Idec Inc.*                             524,299
13,235    Chiron Corp.*                                 754,263
 4,935    Genentech, Inc.*                              461,768
15,365    Genzyme Corp.*                                758,109
17,060    Millennium Pharmaceuticals, Inc.*             318,510
------------------------------------------------------------------
                                                      3,664,794
------------------------------------------------------------------
Chemicals -- 0.7%
17,240    Engelhard Corp.                               516,339
------------------------------------------------------------------
Commercial Services and Supplies -- 0.5%
18,610    Sabre Holdings Corp.                          401,790
------------------------------------------------------------------
Communications Equipment -- 1.8%
15,140    3Com Corp.*                                   123,694
18,910    Cisco Systems, Inc.*                          459,324
21,345    Motorola, Inc.                                300,324
30,260    Nokia Oyj, Sponsored ADR                      514,420
------------------------------------------------------------------
                                                      1,397,762
------------------------------------------------------------------
Computers and Peripherals -- 2.1%
18,770    Dell Inc.*                                    637,429
 1,450    Electronics for Imaging, Inc.*                 37,729
10,890    Hewlett-Packard Co.                           250,143
 2,760    International Business Machines Corp.         255,797
24,365    Maxtor Corp.*                                 270,452
 3,650    SanDisk Corp.*                                223,161
------------------------------------------------------------------
                                                      1,674,711
------------------------------------------------------------------
Construction Materials -- 0.1%
 1,140    Vulcan Materials Co.                           54,230
------------------------------------------------------------------
Diversified Financials -- 2.4%
10,625    American Express Co.                          512,444
 6,815    Lehman Brothers Holdings, Inc.                526,254

                      See Notes to Financial Statements.

        30 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

SHARES                   SECURITY                       VALUE
--------------------------------------------------------------------
Diversified Financials -- 2.4% (continued)
 7,870   Merrill Lynch & Co., Inc.                   $    461,576
 7,420   State Street Corp.                               386,434
------------------------------------------------------------------
                                                        1,886,708
------------------------------------------------------------------
Diversified Telecommunication Services -- 1.5%
16,040   Nippon Telegraph & Telephone Corp.               393,942
14,880   SBC Communications, Inc.                         387,922
11,330   Verizon Communications Inc.                      397,456
------------------------------------------------------------------
                                                        1,179,320
------------------------------------------------------------------
Electrical Equipment -- 0.7%
 7,895   Emerson Electric Co.                             511,201
------------------------------------------------------------------
Electronic Equipment and Instruments -- 0.6%
 5,275   Agilent Technologies, Inc.*                      154,241
50,540   Solectron Corp.*                                 298,691
------------------------------------------------------------------
                                                          452,932
------------------------------------------------------------------
Energy Equipment and Services -- 0.9%
15,755   Grant Prideco, Inc.*                             205,130
14,510   Weatherford International Ltd.*                  522,360
------------------------------------------------------------------
                                                          727,490
------------------------------------------------------------------
Food and Drug Retailing -- 0.3%
12,000   Safeway, Inc.*                                   262,920
------------------------------------------------------------------
Food Products -- 0.6%
 8,620   Wm. Wrigley Jr. Co.                              484,530
------------------------------------------------------------------
Health Care Providers and Services -- 1.3%
 7,830   McKesson Corp.                                   251,813
13,080   UnitedHealth Group Inc.                          760,994
------------------------------------------------------------------
                                                        1,012,807
------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 0.4%
13,700   McDonald's Corp.                                 340,171
------------------------------------------------------------------
Industrial Conglomerates -- 2.0%
20,620   General Electric Co.                             638,808
12,660   Honeywell International, Inc.                    423,224
19,180   Tyco International Ltd.                          508,270
------------------------------------------------------------------
                                                        1,570,302
------------------------------------------------------------------
Insurance -- 5.9%
12,020   Allstate Corp.                                   517,100
 7,465   Ambac Financial Group, Inc.                      517,996
20,640   American International Group, Inc.             1,368,019
   279   Berkshire Hathaway, Inc., Class B Shares*        785,385
 6,830   The Chubb Corp.                                  465,123
 4,925   MBIA, Inc.                                       291,708
 9,185   MGIC Investment Corp.                            522,994
 2,500   The St. Paul Cos., Inc.                           99,125
------------------------------------------------------------------
                                                        4,567,450
------------------------------------------------------------------
Internet and Catalog Retail -- 0.8%
19,480   InterActiveCorp*                                 660,956
------------------------------------------------------------------

                      See Notes to Financial Statements.

        31 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


    Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

SHARES                        SECURITY                           VALUE
----------------------------------------------------------------------------
IT Consulting and Services -- 0.4%
21,060 Unisys Corp.*                                          $    312,741
--------------------------------------------------------------------------
Leisure Equipment and Products -- 0.5%
18,200 Hasbro, Inc.                                                387,296
--------------------------------------------------------------------------
Machinery -- 1.4%
 6,345 Caterpillar Inc.                                            526,762
 1,520 PACCAR Inc.                                                 129,382
15,020 Pall Corp.                                                  402,987
--------------------------------------------------------------------------
                                                                 1,059,131
--------------------------------------------------------------------------
Media -- 6.0%
18,215 Cablevision Systems -- New York Group, Class A Shares*      426,049
33,590 Comcast Corp., Special Class A Shares*                    1,050,696
91,245 Liberty Media Corp., Class A Shares*                      1,084,903
10,870 The News Corp., Ltd., ADR                                   392,407
39,785 Time Warner Inc.*                                           715,732
43,380 The Walt Disney Co.                                       1,012,055
--------------------------------------------------------------------------
                                                                 4,681,842
--------------------------------------------------------------------------
Metals and Mining -- 1.5%
14,305 Alcoa Inc.                                                  543,590
28,380 Allegheny Technologies, Inc.                                375,184
 5,220 Newmont Mining Corp.                                        253,744
--------------------------------------------------------------------------
                                                                 1,172,518
--------------------------------------------------------------------------
Multi-Utilities -- 0.3%
25,420 The Williams Cos., Inc.                                     249,624
--------------------------------------------------------------------------
Office Electronics -- 0.4%
27,700 IKON Office Solutions, Inc.                                 328,522
--------------------------------------------------------------------------
Oil and Gas -- 1.8%
   830 Amerada Hess Corp.                                           44,131
 5,250 Anadarko Petroleum Corp.                                    267,803
 8,830 BP PLC, Sponsored ADR                                       435,760
 4,070 ConocoPhillips                                              266,870
 6,865 Exxon Mobil Corp.                                           281,465
 1,910 Murphy Oil Corp.                                            124,742
--------------------------------------------------------------------------
                                                                 1,420,771
--------------------------------------------------------------------------
Paper and Forest Products -- 0.7%
 8,100 Weyerhaeuser Co.                                            518,400
--------------------------------------------------------------------------
Personal Products -- 1.0%
21,130 The Gillette Co.                                            776,105
--------------------------------------------------------------------------
Pharmaceuticals -- 7.3%
11,140 Abbott Laboratories                                         519,124
18,700 Bristol-Myers Squibb Co.                                    534,820
 8,310 Forest Laboratories, Inc., Class A Shares*                  513,558
12,255 Johnson & Johnson                                           633,093
26,205 Merck & Co. Inc.                                          1,210,672
37,883 Pfizer Inc.                                               1,338,406
22,970 Schering-Plough Corp.                                       399,448

                      See Notes to Financial Statements.

        32 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


                  Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

  SHARES                                      SECURITY                                       VALUE
------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 7.3% (continued)
    12,345 Wyeth                                                                          $    524,045
------------------------------------------------------------------------------------------------------
                                                                                             5,673,166
------------------------------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 5.1%
       505 Cabot Microelectronics Corp.*                                                        24,745
    11,715 Cree, Inc.*                                                                         207,238
    47,410 Intel Corp.                                                                       1,526,602
    34,240 Micron Technology, Inc.*                                                            461,213
    38,710 Taiwan Semiconductor Manufacturing Co. Ltd.*                                        396,390
    45,780 Texas Instruments Inc.                                                            1,345,016
------------------------------------------------------------------------------------------------------
                                                                                             3,961,204
------------------------------------------------------------------------------------------------------
Software -- 1.3%
    11,540 Advent Software, Inc.*                                                              201,142
    12,990 Autodesk, Inc.                                                                      319,294
    16,680 Microsoft Corp.                                                                     459,367
------------------------------------------------------------------------------------------------------
                                                                                               979,803
------------------------------------------------------------------------------------------------------
Specialty Retail -- 1.2%
    61,160 Charming Shoppes*                                                                   330,264
    17,765 The Home Depot, Inc.                                                                630,480
------------------------------------------------------------------------------------------------------
                                                                                               960,744
------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.5%
    16,400 Vodafone Group PLC, Sponsored ADR                                                   410,656
------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $41,456,938)                                                            47,948,187
------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                      SECURITY                                       VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.6%
           U.S. Treasury Notes:
$2,050,000  1.250% due 5/31/05                                                               2,045,197
 4,190,000  2.000% due 5/15/06                                                               4,192,129
 2,015,000  6.500% due 10/15/06                                                              2,245,073
 2,000,000  2.625% due 11/15/06                                                              2,018,282
 5,485,000  3.250% due 8/15/07                                                               5,596,631
------------------------------------------------------------------------------------------------------
           TOTAL U.S. TREASURY OBLIGATIONS
           (Cost -- $16,124,134)                                                            16,097,312
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.6%
 2,585,000 Federal National Mortgage Association, 5.500% due 3/15/11 (Cost -- $2,798,550)    2,791,852
------------------------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $60,379,622)                                                            66,837,351
------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        33 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003


                       Multiple Discipline Portfolio -- Balanced All Cap Growth and Value
   FACE
  AMOUNT                                            SECURITY                                            VALUE
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.4%
$11,254,000 State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds at maturity -- $11,254,500;
              (Fully collateralized by U.S. Treasury Bonds, 9.125% due 5/15/18; Market
              value -- $11,494,950) (Cost -- $11,254,000)                                            $ 11,254,000
-----------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $71,633,622**)                                                                  $ 78,091,351
-----------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

        34 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                         DECEMBER 31, 2003


                                                All Cap         Large Cap      Global All Cap  Balanced All Cap
                                            Growth and Value Growth and Value Growth and Value Growth and Value
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost                         $ 80,860,283     $ 9,314,990      $ 9,061,130      $60,379,622
 Repurchase agreements, at cost                 13,288,000         474,000        1,121,000       11,254,000
---------------------------------------------------------------------------------------------------------------
 Investments, at value                        $ 92,438,521     $10,501,124      $10,350,664      $66,837,351
 Repurchase agreements, at value                13,288,000         474,000        1,121,000       11,254,000
 Cash                                                1,450             462            3,169            1,931
 Receivable for Fund shares sold                   168,378          17,443            1,280          201,500
 Dividends and interest receivable                  94,830          11,867           10,631          207,873
 Receivable from Manager                                --           3,970            5,432               --
---------------------------------------------------------------------------------------------------------------
 Total Assets                                  105,991,179      11,008,866       11,492,176       78,502,655
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                2,114,077         164,323          486,638          621,622
 Management fees payable                            59,270              --               --           39,903
 Accrued expenses                                   49,152          33,837           31,714           53,119
---------------------------------------------------------------------------------------------------------------
 Total Liabilities                               2,222,499         198,160          518,352          714,644
---------------------------------------------------------------------------------------------------------------
Total Net Assets                              $103,768,680     $10,810,706      $10,973,824      $77,788,011
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest   $      7,420     $       787      $       778      $     6,140
 Capital paid in excess of par value            92,185,659       9,623,997        9,679,603       71,327,159
 Undistributed (overdistributed) net
   investment income                                19,143            (212)           1,043            9,595
 Accumulated net realized gain (loss) from
   investment transactions                         (21,780)             --            2,866          (12,612)
 Net unrealized appreciation of investments     11,578,238       1,186,134        1,289,534        6,457,729
---------------------------------------------------------------------------------------------------------------
Total Net Assets                              $103,768,680     $10,810,706      $10,973,824      $77,788,011
---------------------------------------------------------------------------------------------------------------
Shares Outstanding                               7,419,654         786,720          778,005        6,140,426
---------------------------------------------------------------------------------------------------------------
Net Asset Value                                     $13.99          $13.74           $14.11           $12.67
---------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        35 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 STATEMENTS OF OPERATIONS                  FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                  All Cap         Large Cap      Global All Cap  Balanced All Cap
                                                              Growth and Value Growth and Value Growth and Value Growth and Value
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                     $   369,515       $   62,477       $   53,338       $  208,151
  Interest                                                           66,124            4,695            4,574          295,784
  Less: Foreign withholding tax                                      (1,132)            (228)          (1,493)            (682)
--------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                           434,507           66,944           56,419          503,253
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                          278,916           31,037           31,173          223,342
  Distribution plan fees (Note 2)                                    92,972           10,346           10,391           74,447
  Audit and legal                                                    31,501           24,300           29,501           33,526
  Custody                                                            30,002           18,001           21,001           32,001
  Shareholder communications                                         24,000            2,998            3,298           19,998
  Trustees' fees                                                     20,000            4,500            5,100           18,001
  Shareholder servicing fees                                          5,000            5,000            5,000            5,000
  Registration fees                                                   4,999              499              500            5,000
  Other                                                               1,500              100              400            2,524
--------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                    488,890           96,781          106,364          413,839
  Less: Management and distribution plan fee waivers and
     expense reimbursements (Note 2)                               (117,002)         (55,557)         (64,800)        (115,006)
--------------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                                      371,888           41,224           41,564          298,833
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                62,619           25,720           14,855          204,420
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Investment Transactions
  (excluding short-term investments):
   Proceeds from sales                                            1,116,110          183,318          218,481        9,933,400
   Cost of securities sold                                        1,137,890          133,633          181,244        9,946,012
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                          (21,780)          49,685           37,237          (12,612)
--------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
   Beginning of year                                                (35,813)          (3,566)             335          (40,915)
   End of year                                                   11,578,238        1,186,134        1,289,534        6,457,729
--------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                        11,614,051        1,189,700        1,289,199        6,498,644
--------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                          11,592,271        1,239,385        1,326,436        6,486,032
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $11,654,890       $1,265,105       $1,341,291       $6,690,452
--------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        36 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2003


                                                       All Cap         Large Cap      Global All Cap  Balanced All Cap
                                                   Growth and Value Growth and Value Growth and Value Growth and Value
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $     62,619     $    25,720      $    14,855      $   204,420
  Net realized gain (loss)                                (21,780)         49,685           37,237          (12,612)
  Increase in net unrealized appreciation              11,614,051       1,189,700        1,289,199        6,498,644
---------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations               11,654,890       1,265,105        1,341,291        6,690,452
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (45,236)        (26,351)         (14,356)        (199,003)
  Net realized gains                                       (3,240)        (50,067)         (35,268)            (902)
---------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                           (48,476)        (76,418)         (49,624)        (199,905)
---------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                     89,366,294      10,042,627        8,994,045       68,161,729
  Net asset value of shares issued for
   reinvestment of dividends                               48,476          76,418           49,624          199,905
  Cost of shares reacquired                              (582,948)       (932,855)        (364,549)        (298,649)
---------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                        88,831,822       9,186,190        8,679,120       68,062,985
---------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                100,438,236      10,374,877        9,970,787       74,553,532
NET ASSETS:
  Beginning of year                                     3,330,444         435,829        1,003,037        3,234,479
---------------------------------------------------------------------------------------------------------------------
  End of year*                                       $103,768,680     $10,810,706      $10,973,824      $77,788,011
---------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                   $19,143          $(212)           $1,043           $9,595
---------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        37 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE PERIOD ENDED DECEMBER 31, 2002 (A)



                                                       All Cap         Large Cap      Global All Cap  Balanced All Cap
                                                   Growth and Value Growth and Value Growth and Value Growth and Value
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $    1,760        $    419        $      544       $    4,178
  Net realized gain                                        3,240             382               897              902
  Increase in net unrealized appreciation
   (depreciation)                                        (35,813)         (3,566)              335          (40,915)
---------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                            (30,813)         (2,765)            1,776          (35,835)
---------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                     3,382,276         442,809         1,206,376        3,272,612
  Cost of shares reacquired                              (21,019)         (4,215)         (205,115)          (2,298)
---------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                        3,361,257         438,594         1,001,261        3,270,314
---------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                 3,330,444         435,829         1,003,037        3,234,479

NET ASSETS:
  Beginning of period                                         --              --                --               --
---------------------------------------------------------------------------------------------------------------------
  End of period*                                      $3,330,444        $435,829        $1,003,037       $3,234,479
---------------------------------------------------------------------------------------------------------------------
*  Includes undistributed net investment income
  of:                                                     $1,760            $419              $544           $4,178
---------------------------------------------------------------------------------------------------------------------

(a)For the period October 1, 2002 (commencement of operations) to December 31, 2002.

                      See Notes to Financial Statements.

        38 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Multiple Discipline Portfolio -- All Cap Growth and Value ("All Cap Growth and Value"), Multiple Discipline Portfolio -- Large Cap Growth and Value ("Large Cap Growth and Value"), Multiple Discipline Portfolio -- Global All Cap Growth and Value ("Global All Cap Growth and Value") and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Balanced All Cap Growth and Value") ("Funds") are separate investment funds of the Smith Barney Multiple Discipline Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified open-end management investment company. The Trust is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the current quoted bid and asked price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (l) each Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Funds may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract.

        39 Smith Barney Multiple Discipline Trust | 2003 Annual Report

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Funds. Each Fund pays SBFM a management fee calculated at an annual rate of 0.75% of their respective average daily net assets. These fees are calculated daily and paid monthly.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds' distributor. Each Fund has adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund shall pay a distribution fee of 0.25% of the average daily net assets of each Fund, respectively. These fees are calculated daily and paid monthly.

During the year ended December 31, 2003, the Funds had voluntary expense limitations in place of 1.00% of the average daily net assets of each Fund, respectively, resulting in the following fee waivers and expense reimbursements:

                                     All Cap  Large Cap Global All Cap Balanced All Cap
                                     Growth    Growth     Growth and      Growth and
                                    and Value and Value     Value           Value
---------------------------------------------------------------------------------------
Management fee waiver               $ 24,030   $31,037     $31,173         $ 40,559
Expense reimbursement                     --    14,174      23,236               --
Distribution plan fee waiver          92,972    10,346      10,391           74,447
--------------------------------------------------------------------------------------
Total                               $117,002   $55,557     $64,800         $115,006
--------------------------------------------------------------------------------------

These expense limitations can be terminated at any time by SBFM or CGM.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

In addition, for the year ended December 31, 2003, CGM and its affiliates received brokerage commissions of $1,507 for All Cap Growth and Value.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                      All Cap   Large Cap  Global All Cap Balanced All Cap
                                      Growth     Growth      Growth and      Growth and
                                     and Value  and Value      Value           Value*
------------------------------------------------------------------------------------------
Purchases                           $79,883,590 $9,132,239   $8,396,074     $68,178,614
-----------------------------------------------------------------------------------------
Sales                                 1,116,110    183,318      218,481       9,933,400
-----------------------------------------------------------------------------------------

* Includes purchases and sales of U.S. government obligations amounting to $27,479,735 and $9,302,159, respectively.

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                      All Cap     Large Cap  Global All Cap Balanced All Cap
                                      Growth       Growth      Growth and      Growth and
                                     and Value    and Value      Value           Value
--------------------------------------------------------------------------------------------
Gross unrealized appreciation       $11,749,484  $1,204,425    $1,302,504      $6,595,734
Gross unrealized depreciation          (171,246)    (18,291)      (12,970)       (138,005)
-------------------------------------------------------------------------------------------
Net unrealized appreciation         $11,578,238  $1,186,134    $1,289,534      $6,457,729
-------------------------------------------------------------------------------------------

        40 Smith Barney Multiple Discipline Trust | 2003 Annual Report

4. Repurchase Agreements

The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

At December 31, 2003, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of each Fund were as follows:

                        Year Ended         Period Ended
                     December 31, 2003 December 31, 2002 (a)
------------------------------------------------------------
All Cap Growth and
 Value
Shares sold              7,152,555            314,555
Shares issued on
 reinvestment                3,541                 --
Shares reacquired          (49,116)            (1,881)
-----------------------------------------------------------
Net Increase             7,106,980            312,674
-----------------------------------------------------------
Large Cap Growth
 and Value
Shares sold                812,304             40,980
Shares issued on
 reinvestment                5,589                 --
Shares reacquired          (71,773)              (380)
-----------------------------------------------------------
Net Increase               746,120             40,600
-------------------------------------
------------------------------------------------------------
Global All Cap
 Growth and Value
Shares sold                713,459            111,473
Shares issued on
 reinvestment                3,551                 --
Shares reacquired          (32,016)           (18,462)
-----------------------------------------------------------
Net Increase               684,994             93,011
-------------------------------------
------------------------------------------------------------
Balanced All Cap
 Growth and Value
Shares sold              5,842,368            310,541
Shares issued on
 reinvestment               15,855                 --
Shares reacquired          (28,120)              (218)
-----------------------------------------------------------
Net Increase             5,830,103            310,323
-------------------------------------
------------------------------------------------------------

(a)For the period October 1, 2002 (commencement of operations) to December 31, 2002.

6. Capital Loss Carryforward

At December 31, 2003, All Cap Growth and Value and Balanced All Cap Growth and Value had, for Federal income tax purposes, approximately $22,000 and $13,000, respectively, of unused capital loss carryforwards available to offset future capital gains expiring on December 31, 2011. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Income Tax Information and Distributions to Shareholders

At December 31, 2003, the tax basis components of distributable earnings were:

                                      All Cap    Large Cap  Global All Cap Balanced All Cap
                                      Growth      Growth        Growth          Growth
                                     and Value   and Value    and Value       and Value
-------------------------------------------------------------------------------------------
Undistributed ordinary income       $    21,777  $      237   $    4,679      $   11,989
------------------------------------------------------------------------------------------
Accumulated capital gains (losses)      (21,780)         --          273         (12,612)
------------------------------------------------------------------------------------------
Unrealized appreciation              11,578,238   1,186,134    1,289,534       6,457,729
------------------------------------------------------------------------------------------

        41 Smith Barney Multiple Discipline Trust | 2003 Annual Report

The tax character of distributions paid during the year ended December 31, 2003 was:

                                     All Cap  Large Cap Global All Cap Balanced All Cap
                                     Growth    Growth       Growth          Growth
                                    and Value and Value   and Value       and Value
---------------------------------------------------------------------------------------
Ordinary income                      $48,476   $76,418     $49,624         $199,905
--------------------------------------------------------------------------------------

At December 31, 2002, the tax basis components of distributable earnings were:

                                     All Cap  Large Cap Global All Cap Balanced All Cap
                                     Growth    Growth       Growth          Growth
                                    and Value and Value   and Value       and Value
---------------------------------------------------------------------------------------
Undistributed ordinary income       $  8,353   $ 1,372      $2,769         $  8,127
--------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation)                      (35,813)   (3,566)        335          (40,915)
--------------------------------------------------------------------------------------

For the period ended December 31, 2002, the Funds did not make any distributions.

8. Additional Information

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Funds did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

        42 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 FINANCIAL HIGHLIGHTS



For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Growth and Value                                              2003/(1)/    2002/(1)(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                    $10.65        $10.00
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                            0.02          0.01
  Net realized and unrealized gain                                      3.33          0.64
--------------------------------------------------------------------------------------------
Total Income From Operations                                            3.35          0.65
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                (0.01)           --
  Net realized gains                                                   (0.00)*          --
--------------------------------------------------------------------------------------------
Total Distributions                                                    (0.01)           --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                          $13.99        $10.65
--------------------------------------------------------------------------------------------
Total Return/(4)/                                                      31.44%         6.50%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                      $103,769        $3,330
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                                                      1.00%         1.00%+
  Net investment income                                                 0.17          0.49+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    3%            2%
--------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2003 and for the period ended December 31, 2002. In addition, the Manager has reimbursed the Fund for $69,157 in expenses for the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                              Expense Ratios
                     Per Share Decreases      Without Fee Waivers and
                     to Net Investment Income Expense Reimbursements
                     ------------------------ ----------------------
                      2003         2002        2003        2002
                     -----        -----       -----      -----
All Cap Growth and
 Value               $0.04        $0.40       1.31%      21.24%+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

        43 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth and Value                                          2003      2002/(1)(2)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                 $10.73      $10.00
----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                         0.02        0.01
  Net realized and unrealized gain                                   3.09        0.72
----------------------------------------------------------------------------------------
Total Income From Operations                                         3.11        0.73
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                             (0.03)         --
  Net realized gains                                                (0.07)         --
----------------------------------------------------------------------------------------
Total Distributions                                                 (0.10)         --
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $13.74      $10.73
----------------------------------------------------------------------------------------
Total Return/(4)/                                                   29.00%       7.30%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                    $10,811        $436
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                                                   1.00%       1.00%+
  Net investment income                                              0.62        0.69+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 5%          3%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2003 and for the period ended December 31, 2002. In addition, the Manager has reimbursed the Fund for $14,174 and $72,138 in expenses for the year ended December 31, 2003 and the period ended December 31, 2002, respectively. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                              Expense Ratios
                     Per Share Decreases      Without Fee Waivers and
                     to Net Investment Income Expense Reimbursements
                     ------------------------ ----------------------
                      2003         2002        2003        2002
                     -----        -----       -----        ------
Large Cap Growth
 and Value           $0.16        $2.55       2.35%      119.99%+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

        44 Smith Barney Multiple Discipline Trust | 2003 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Global All Cap Growth and Value                                      2003/(1)/    2002/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                   $10.78        $10.00
-------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                           0.04          0.01
  Net realized and unrealized gain                                     3.36          0.77
-------------------------------------------------------------------------------------------
Total Income From Operations                                           3.40          0.78
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                               (0.02)           --
  Net realized gains                                                  (0.05)           --
-------------------------------------------------------------------------------------------
Total Distributions                                                   (0.07)           --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $14.11        $10.78
-------------------------------------------------------------------------------------------
Total Return/(4)/                                                     31.55%         7.80%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                      $10,974        $1,003
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                                                     1.00%         1.00%+
  Net investment income                                                0.36          0.38+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   6%            2%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2003 and for the period ended December 31, 2002. In addition, the Manager has reimbursed the Fund for $23,236 and $71,327 in expenses for the year ended December 31, 2003 and the period ended
   December 31, 2002, respectively. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                              Expense Ratios
                     Per Share Decreases      Without Fee Waivers and
                     to Net Investment Income Expense Reimbursements
                     ------------------------ ----------------------
                      2003         2002        2003        2002
                     -----        -----       -----      -----
Global All Cap
 Growth and Value    $0.19        $1.10       2.56%      52.11%+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

        45 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Balanced All Cap Growth and Value                                    2003/(1)/    2002/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                   $10.42        $10.00
-------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                           0.08          0.02
  Net realized and unrealized gain                                     2.20          0.40
-------------------------------------------------------------------------------------------
Total Income From Operations                                           2.28          0.42
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                               (0.03)           --
  Net realized gains                                                  (0.00)*          --
-------------------------------------------------------------------------------------------
Total Distributions                                                   (0.03)           --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $12.67        $10.42
-------------------------------------------------------------------------------------------
Total Return/(4)/                                                     21.93%         4.20%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                      $77,788        $3,234
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                                                     1.00%         1.00%+
  Net investment income                                                0.69          1.28+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  39%            7%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2003 and for the period ended December 31, 2002. In addition, the Manager has reimbursed the Fund for $69,485 in expenses for the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                              Expense Ratios
                     Per Share Decreases      Without Fee Waivers and
                     to Net Investment Income Expense Reimbursements
                     ------------------------ ----------------------
                      2003         2002        2003        2002
                     -----        -----       -----        -------
Balanced All Cap
 Growth and Value    $0.04        $0.40       1.39%      23.28%+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

        46 Smith Barney Multiple Discipline Trust | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
of the Smith Barney Multiple Discipline Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Multiple Discipline
Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Funds") of the Smith Barney Multiple Discipline Trust ("Trust") as of December 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 1, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. As to securities purchased, but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Trust as of December 31, 2003, and the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the year then ended and for the period from October 1, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 13, 2004

        47 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the Multiple Discipline Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio --Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Funds") are managed under the direction of the Smith Barney Multiple Discipline Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                        Term of                                           Number of
                                      Office* and              Principal                 Portfolios
                                        Length               Occupation(s)             in Fund Complex          Other
Name, Address and    Position(s) Held   of Time               During Past                 Overseen        Board Memberships
Age                     with Fund       Served                Five Years                 by Trustee        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

H. John Ellis            Trustee         Since    Retired                                     28                 None
858 East Crystal                         2002
 Downs Drive
Frankfort, MI 49635
Age 76

Armon E. Kamesar         Trustee         Since    Chairman, TEC                               28       Inter Ocean Systems Inc.
7328 Country Club                        2002     International; Trustee,
 Drive                                            U.S. Bankruptcy Court
LaJolla, CA 92037
Age 75

Stephen E. Kaufman       Trustee         Since    Attorney                                    55                 None
Stephen E. Kaufman                       2002
 PC Co.
277 Park Avenue,
 47th Floor
New York, NY 10172
Age 71

John J. Murphy           Trustee         Since    President, Murphy Capital                   28       Barclays International
123 Prospect Street                      2002     Management                                           Funds Group Ltd. and
Ridgewood, NJ 07450                                                                                    affiliated companies
Age 59

Interested Trustee:

R. Jay Gerken, CFA** Chairman,           Since    Managing Director of Citigroup             221                 None
Citigroup Asset      President and       2002     Global Markets Inc. ("CGM");
 Management ("CAM")  Chief Executive              Chairman, President and Chief
399 Park Avenue,     Officer                      Executive Officer of Smith Barney
 4th Floor                                        Fund Management LLC ("SBFM"),
New York, NY 10022                                Travelers Investment Adviser, Inc.
Age 52                                            ("TIA") and Citi Fund Management
                                                  Inc. ("CFM"); President and Chief
                                                  Executive Officer of certain mutual
                                                  funds associated with Citigroup
                                                  Inc. ("Citigroup"); Formerly,
                                                  Portfolio Manager of Smith Barney
                                                  Allocation Series Inc. (from 1996 to
                                                  2001) and Smith Barney Growth
                                                  and Income Fund (from 1996 to
                                                  2000)

        48 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

                                                Term of                                           Number of
                                              Office* and              Principal                 Portfolios
                                                Length               Occupation(s)             in Fund Complex       Other
                             Position(s) Held   of Time               During Past                 Overseen     Board Memberships
Name, Address and Age           with Fund       Served                Five Years                 by Trustee     Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Officers:

Andrew B. Shoup              Senior Vice         Since    Director of CAM; Senior Vice               N/A              N/A
CAM                          President and       2003     President and Chief Administrative
125 Broad Street, 10th Floor Chief                        Officer of mutual funds associated
New York, NY 10004           Administrative               with Citigroup; Treasurer of certain
Age 47                       Officer                      mutual funds associated with
                                                          Citigroup; Head of International
                                                          Funds Administration of CAM
                                                          (from 2001 to 2003); Director of
                                                          Global Funds Administration of
                                                          CAM (from 2000 to 2001); Head
                                                          of U.S. Citibank Funds
                                                          Administration of CAM (from 1998
                                                          to 2000)

Roger Paradiso               Investment          Since    Managing Director of CGM                   N/A              N/A
CAM                          Officer             2003
100 First Stamford Place,
2nd Floor
Stamford, CT 06902
Age 37

Kirstin Mobyed               Investment          Since    Director of CGM (since 2003);              N/A              N/A
CAM                          Officer             2003     Private Client Manager (since
100 First Stamford Place,                                 2001) and analyst at CGM and its
2nd Floor                                                 predecessor (since 1992)
Stamford, CT 06902
Age 34

Andrew Beagley               Chief Anti-Money    Since    Director of CGM (since 2000);              N/A              N/A
CAM                          Laundering          2002     Director of Compliance, North
399 Park Avenue, 4th Floor   Compliance                   America, CAM (since 2000); Chief
New York, NY 10022           Officer                      Anti-Money Laundering
Age 40                                                    Compliance Officer and Vice
                                                          President of certain mutual funds
                                                          associated with Citigroup; Director
                                                          of Compliance, Europe, the
                                                          Middle East and Africa, Citigroup
                                                          Asset Management Limited,
                                                          Smith Barney Global Capital
                                                          Management Inc., Salomon
                                                          Brothers Asset Management
                                                          Asia Pacific Limited (from 1997
                                                          to 1999)

Frances M. Guggino           Controller          Since    Vice President of CGM; Controller          N/A              N/A
CAM                                              2002     of certain mutual funds associated
125 Broad Street, 10th Floor                              with Citigroup
New York, NY 10004
Age 45

        49 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

                                                  Term of                                         Number of
                                                Office* and             Principal                Portfolios
                                                  Length              Occupation(s)            in Fund Complex       Other
                               Position(s) Held   of Time              During Past                Overseen     Board Memberships
Name, Address and Age             with Fund       Served               Five Years                by Trustee     Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Robert I. Frenkel               Secretary and      Since    Managing Director and General            N/A              N/A
CAM                             Chief Legal        2003     Counsel of Global Mutual Funds
300 First Stamford Place, 4th   Officer                     for CAM and its predecessor (since
 Floor                                                      1994); Secretary of CFM; Secretary
Stamford, CT 06902                                          and Chief Legal Officer of mutual
Age 48                                                      funds associated with Citigroup

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

        50 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes, the Trust hereby designates for the fiscal year ended December 31, 2003:

  . For corporate shareholders, the percentages of ordinary dividends that qualify for the dividends received deduction are:

   Multiple Discipline Portfolio -- All Cap Growth and Value          87.78%
   Multiple Discipline Portfolio -- Large Cap Growth and Value        79.17
   Multiple Discipline Portfolio -- Global All Cap Growth and Value   71.33
   Multiple Discipline Portfolio -- Balanced All Cap Growth and Value 93.98

  . A total of 36.50% of ordinary income distributions paid by Multiple Discipline Portfolio -- Balanced All Cap Growth and Value have been derived from investments in Federal obligations and may be exempt from taxation at the state level.

        51 Smith Barney Multiple Discipline Trust  | 2003 Annual Report

                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE TRUST



         TRUSTEES                     INVESTMENT MANAGER
         H. John Ellis                Smith Barney Fund Management LLC
         R. Jay Gerken, CFA
           Chairman                   DISTRIBUTOR
         Armon E. Kamesar             Citigroup Global Markets Inc.
         Stephen E. Kaufman
         John J. Murphy               CUSTODIAN
                                      State Street Bank and
         OFFICERS                       Trust Company
         R. Jay Gerken, CFA
         President and                TRANSFER AGENT
         Chief Executive Officer      Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         Andrew B. Shoup              New York, New York 10004
         Senior Vice President and
         Chief Administrative Officer SUB-TRANSFER AGENT
                                      PFPC Inc.
         Roger Paradiso               P.O. Box 9699
         Investment Officer           Providence, Rhode Island
                                      02940-9699
         Kirstin Mobyed
         Investment Officer

         Andrew Beagley
         Chief Anti-Money Laundering
         Compliance Officer

         Frances M. Guggino
         Controller

         Robert I. Frenkel
         Secretary and
         Chief Legal Officer

   Smith Barney Multiple Discipline Trust


   Multiple Discipline Portfolio -- All Cap Growth and Value

   Multiple Discipline Portfolio -- Large Cap Growth and Value

   Multiple Discipline Portfolio -- Global All Cap Growth and Value

   Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

   The Funds are separate investment funds of the Smith Barney Multiple Discipline Trust, a Massachusetts business trust.


 This report is submitted for the general information of the shareholders of the Smith Barney Multiple Discipline Trust: Multiple Discipline
 Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the investment policies and expenses as well as other pertinent information.

 SMITH BARNEY MULTIPLE DISCIPLINE TRUST
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.




 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD02701 2/04
                                                                        04-6102

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the registrant has determined that Armon E. Kamesar, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Kamesar as the Audit Committee's financial expert. Mr. Kamesar is an "independent" Trustee pursuant to paragraph (a)(2) of
          Item 3 to Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) Audit Fees for Smith Barney Multiple Discipline Trust were $83,000 and $51,000 for the years ended 12/31/03 and 12/31/02.

          (b) Audit-Related Fees for Smith Barney Multiple Discipline Trust were $0 and $0 for the years ended 12/31/03 and 12/31/02.

          (c) Tax Fees for Smith Barney Multiple Discipline Trust were $9,900 and $0 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Multiple Discipline Trust.

          (d) All Other Fees for Smith Barney Multiple Discipline Trust were $0 and $0 for the years ended 12/31/03 and 12/31/02.

          (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (2)

     (f)  N/A

     (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

     (h) Yes. The Smith Barney Multiple Discipline Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Multiple Discipline Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Multiple Discipline Trust


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney Multiple Discipline Trust

Date: March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ R. Jay Gerken
     (R. Jay Gerken)
     Chief Executive Officer of
     Smith Barney Multiple Discipline Trust

Date: March 8, 2004


By:  /s/ Andrew B. Shoup
     Andrew B. Shoup
     Chief Administrative Officer of
     Smith Barney Multiple Discipline Trust

Date: March 8, 2004